Exhibit 99.2

Fourth Quarter
Financial Supplement
December 31, 2021
4

METLIFE TABLE OF CONTENTS

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	10

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	11
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	12
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	13
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	14
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	15
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	16
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	17

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	18
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	19
General Account Assets Under Management and Related Measures	20

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	21
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	22

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	23
Other Expenses by Major Category; and Other Statistical Information	24

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	25
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	26
Other Expenses by Major Category; and Other Statistical Information	27

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	28

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	29
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	30
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	31
Footnotes	32

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-3
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-4
Non-GAAP and Other Financial Disclosures	A-5
Acronyms	A-8

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Revenues
Premiums	$13,897	$10,327	$9,132	$9,455	$13,095	$42,034	$42,009
Universal life and investment-type product policy fees	1,376	1,391	1,422	1,521	1,422	5,603	5,756
Net investment income	5,240	5,314	5,280	5,568	5,233	17,117	21,395
Other revenues	499	631	664	663	661	1,849	2,619
Net investment gains (losses)	(33)	134	1,605	(84)	(126)	(110)	1,529
Net derivative gains (losses)	(1,561)	(2,235)	421	(218)	(196)	1,349	(2,228)
Total revenues	19,418	15,562	18,524	16,905	20,089	67,842	71,080

Expenses
Policyholder benefits and claims	13,772	10,523	9,405	10,103	13,923	41,461	43,954
Interest credited to policyholder account balances	1,756	1,351	1,515	1,287	1,385	5,214	5,538
Policyholder dividends	302	247	236	189	204	1,090	876
Capitalization of DAC	(804)	(775)	(642)	(635)	(666)	(3,013)	(2,718)
Amortization of DAC and VOBA	746	590	537	816	612	3,160	2,555
Amortization of negative VOBA	(10)	(9)	(10)	(6)	(9)	(45)	(34)
Interest expense on debt	230	228	228	240	224	913	920
Other expenses	3,262	3,116	2,768	2,869	3,110	12,135	11,863
Total expenses	19,254	15,271	14,037	14,863	18,783	60,915	62,954
Income (loss) before provision for income tax	164	291	4,487	2,042	1,306	6,927	8,126
Provision for income tax expense (benefit)	6	(72)	1,075	453	95	1,509	1,551
Net income (loss)	158	363	3,412	1,589	1,211	5,418	6,575
Less: Net income (loss) attributable to noncontrolling interests	—	5	5	5	6	11	21
Net income (loss) attributable to MetLife, Inc.	158	358	3,407	1,584	1,205	5,407	6,554
Less: Preferred stock dividends	34	68	35	63	29	202	195
Preferred stock redemption premium	—	—	6	—	—	14	6
Net income (loss) available to MetLife, Inc.'s common shareholders	$124	$290	$3,366	$1,521	$1,176	$5,191	$6,353

Premiums, fees and other revenues	$15,772	$12,349	$11,218	$11,639	$15,178	$49,486	$50,384

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Net income (loss) available to MetLife, Inc.'s common shareholders	$124	$290	$3,366	$1,521	$1,176
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(33)	134	1,605	(84)	(126)
Less: Net derivative gains (losses)	(1,561)	(2,235)	421	(218)	(196)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(575)	(174)	(247)	(333)	(501)
Less: Provision for income tax (expense) benefit	455	605	(491)	99	167
Add: Net income (loss) attributable to noncontrolling interests	—	5	5	5	6
Add: Preferred stock redemption premium	—	—	6	—	—
Adjusted earnings available to common shareholders	1,838	1,965	2,089	2,062	1,838
Less: Total notable items (2)	—	—	66	(140)	140
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,838	$1,965	$2,023	$2,202	$1,698

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$0.14	$0.33	$3.83	$1.77	$1.39
Less: Net investment gains (losses)	(0.04)	0.15	1.82	(0.10)	(0.15)
Less: Net derivative gains (losses)	(1.72)	(2.51)	0.48	(0.25)	(0.23)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.63)	(0.19)	(0.27)	(0.37)	(0.59)
Less: Provision for income tax (expense) benefit	0.50	0.69	(0.55)	0.11	0.20
Add: Net income (loss) attributable to noncontrolling interests	—	0.01	0.01	0.01	0.01
Add: Preferred stock redemption premium	—	—	0.01	—	—
Adjusted earnings available to common shareholders per diluted common share	2.03	2.20	2.37	2.39	2.17
Less: Total notable items per diluted common share (2)	—	—	0.08	(0.16)	0.17
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$2.03	$2.20	$2.30	$2.56	$2.01

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(140)	$—
Litigation reserves and settlement costs	—	—	66	—	—
Tax adjustments	—	—	—	—	140
Total notable items	$—	$—	$66	$(140)	$140

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(0.16)	$—
Litigation reserves and settlement costs	$—	$—	$0.08	$—	$—
Tax adjustments	$—	$—	$—	$—	$0.17
Total notable items	$—	$—	$0.08	$(0.16)	$0.17

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Weighted average common shares outstanding - diluted	906.0	892.1	879.7	861.2	845.2

(1)See Page A-1 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Book value per common share (1)	$78.67	$70.08	$75.86	$77.24	$77.12
Book value per common share, excluding AOCI other than FCTA (1)	$54.18	$53.16	$56.38	$57.29	$57.65
Book value per common share - tangible common stockholders' equity (1)	$41.94	$41.34	$44.56	$45.35	$45.61

	For the Three Months Ended
Unaudited	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Return on MetLife, Inc.'s (2):
Common stockholders' equity	0.7%	1.8%	21.2%	9.3%	7.3%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	10.6%	11.9%	13.2%	12.6%	11.4%
Common stockholders' equity, excluding AOCI other than FCTA	15.2%	16.5%	17.5%	17.0%	15.3%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	15.2%	16.5%	17.0%	18.2%	14.2%
Tangible common stockholders' equity	19.4%	21.5%	22.6%	21.7%	19.6%

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Common shares outstanding, beginning of period	905.6	892.9	878.3	861.1	844.5
Share repurchases	(13.6)	(18.6)	(17.6)	(16.7)	(19.4)
Newly issued shares	0.9	4.0	0.4	0.1	0.4
Common shares outstanding, end of period	892.9	878.3	861.1	844.5	825.5

Weighted average common shares outstanding - basic	899.9	885.4	873.3	854.9	838.1
Dilutive effect of the exercise or issuance of stock-based awards	6.1	6.7	6.4	6.3	7.1
Weighted average common shares outstanding - diluted	906.0	892.1	879.7	861.2	845.2

MetLife Policyholder Trust Shares	136.0	134.4	132.4	131.1	129.3

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-3 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Total revenues	$19,418	$15,562	$18,524	$16,905	$20,089	$67,842	$71,080
Less: Net investment gains (losses)	(33)	134	1,605	(84)	(126)	(110)	1,529
Less: Net derivative gains (losses)	(1,561)	(2,235)	421	(218)	(196)	1,349	(2,228)
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	8	—	12	46	13	33	71
Less: Other adjustments to revenues:
GMIB fees	25	25	24	25	24	102	98
Investment hedge adjustments	(260)	(220)	(212)	(228)	(235)	(815)	(895)
Operating joint venture adjustments	1	—	—	(1)	—	1	(1)
Unit-linked contract income	628	207	378	114	253	568	952
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(6)	(3)	(3)	(1)	(1)	(11)	(8)
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	39	35	60	73	53	159	221
Divested businesses	2	912	—	92	93	101	1,097
Total adjusted revenues	$20,575	$16,707	$16,239	$17,087	$20,211	$66,465	$70,244

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Net investment income	$5,240	$5,314	$5,280	$5,568	$5,233	$17,117	$21,395
Less: Adjustments to net investment income:
Investment hedge adjustments	(260)	(220)	(212)	(228)	(235)	(815)	(895)
Operating joint venture adjustments	1	—	—	(1)	—	1	(1)
Unit-linked contract income	628	207	378	114	253	568	952
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(6)	(3)	(3)	(1)	(1)	(11)	(8)
Divested businesses	2	36	—	16	15	46	67
Adjusted net investment income	$4,875	$5,294	$5,117	$5,668	$5,201	$17,328	$21,280

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Variable investment income (Included in net investment income above)	$778	$1,390	$1,202	$1,789	$1,269	$1,226	$5,650

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Premiums, fees and other revenues	$15,772	$12,349	$11,218	$11,639	$15,178	$49,486	$50,384
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	8	—	12	46	13	33	71
GMIB fees	25	25	24	25	24	102	98
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	39	35	60	73	53	159	221
Divested businesses	—	876	—	76	78	55	1,030
Adjusted premiums, fees and other revenues	$15,700	$11,413	$11,122	$11,419	$15,010	$49,137	$48,964
Adjusted premiums, fees and other revenues, on a constant currency basis	$15,517	$11,215	$10,958	$11,305	$15,010

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Total expenses	$19,254	$15,271	$14,037	$14,863	$18,783	$60,915	$62,954
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	65	(3)	9	31	63	153	100
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
PBC hedge adjustment	10	9	8	8	7	37	32
Inflation and pass-through adjustments	53	(78)	(18)	—	99	170	3
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	169	115	58	129	93	364	395
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	17	23	16	21	23	70	83
PAB hedge adjustments	(1)	—	(1)	(1)	—	(9)	(2)
Unit-linked contract costs	612	210	366	116	246	536	938
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interests	(2)	(6)	(6)	(7)	(9)	(16)	(28)
Regulatory implementation costs	12	(3)	6	—	1	20	4
Acquisition, integration and other costs	29	4	4	2	(1)	42	9
TSA fees	39	35	60	73	53	159	221
Divested businesses	9	824	4	81	126	131	1,035
Total adjusted expenses	$18,242	$14,141	$13,531	$14,410	$18,082	$59,258	$60,164

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Capitalization of DAC	$(804)	$(775)	$(642)	$(635)	$(666)	$(3,013)	$(2,718)
Less: Divested businesses	—	(89)	—	(15)	(15)	(5)	(119)
Adjusted capitalization of DAC	$(804)	$(686)	$(642)	$(620)	$(651)	$(3,008)	$(2,599)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Other expenses	$3,262	$3,116	$2,768	$2,869	$3,110	$12,135	$11,863
Less: Noncontrolling interests	(2)	(6)	(6)	(7)	(9)	(16)	(28)
Less: Regulatory implementation costs	12	(3)	6	—	1	20	4
Less: Acquisition, integration and other costs	29	4	4	2	(1)	42	9
Less: TSA fees	39	35	60	73	53	159	221
Less: Divested businesses	9	232	4	41	81	58	358
Adjusted other expenses	$3,175	$2,854	$2,700	$2,760	$2,985	$11,872	$11,299
Adjusted other expenses on a constant currency basis	$3,088	$2,768	$2,635	$2,711	$2,985

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021
Other expenses	$3,262	$3,116	$2,768	$2,869	$3,110	$12,135	$11,863
Capitalization of DAC	(804)	(775)	(642)	(635)	(666)	(3,013)	(2,718)
Other expenses, net of capitalization of DAC	$2,458	$2,341	$2,126	$2,234	$2,444	$9,122	$9,145

Premiums, fees and other revenues	$15,772	$12,349	$11,218	$11,639	$15,178	$49,486	$50,384

Expense ratio	15.6%	19.0%	19.0%	19.2%	16.1%	18.4%	18.2%

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021
Adjusted other expenses by major category
Direct expenses	$1,423	$1,259	$1,188	$1,266	$1,483	$5,342	$5,196
Pension, postretirement and postemployment benefit costs	52	25	43	44	52	165	164
Premium taxes, other taxes, and licenses & fees	201	149	169	142	147	764	607
Commissions and other variable expenses	1,499	1,421	1,300	1,308	1,303	5,601	5,332
Adjusted other expenses	3,175	2,854	2,700	2,760	2,985	11,872	11,299
Adjusted capitalization of DAC	(804)	(686)	(642)	(620)	(651)	(3,008)	(2,599)
Adjusted other expenses, net of adjusted capitalization of DAC	2,371	2,168	2,058	2,140	2,334	8,864	8,700
Less: Total notable items related to adjusted other expenses (1)	—	—	(84)	—	—	—	(84)
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,371	$2,168	$2,142	$2,140	$2,334	$8,864	$8,784

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021
Employee related costs	$937	$897	$793	$789	$906	$3,508	$3,385
Third party staffing costs	357	302	333	347	413	1,306	1,395
General and administrative expenses	129	60	62	130	164	528	416
Direct expenses	1,423	1,259	1,188	1,266	1,483	5,342	5,196
Less: Total notable items related to direct expenses (1)	—	—	(84)	—	—	—	(84)
Direct expenses, excluding total notable items related to direct expenses (1)	$1,423	$1,259	$1,272	$1,266	$1,483	$5,342	$5,280

Adjusted other expenses, net of adjusted capitalization of DAC	$2,371	$2,168	$2,058	$2,140	$2,334	$8,864	$8,700
Less: Total notable items related to adjusted other expenses (1)	—	—	(84)	—	—	—	(84)
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,371	$2,168	$2,142	$2,140	$2,334	$8,864	$8,784

Adjusted premiums, fees and other revenues	$15,700	$11,413	$11,122	$11,419	$15,010	$49,137	$48,964
Less: PRT	4,163	—	(14)	(24)	3,551	4,635	3,513
Adjusted premiums, fees and other revenues, excluding PRT	$11,537	$11,413	$11,136	$11,443	$11,459	$44,502	$45,451

Direct expense ratio	9.1%	11.0%	10.7%	11.1%	9.9%	10.9%	10.6%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	12.3%	11.0%	11.4%	11.1%	12.9%	12.0%	11.6%

Adjusted expense ratio	15.1%	19.0%	18.5%	18.7%	15.5%	18.0%	17.8%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	20.6%	19.0%	19.2%	18.7%	20.4%	19.9%	19.3%

(1)Notable items are related to “litigation reserves and settlement costs.” Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$354,809	$332,941	$340,695	$341,038	$340,274
Equity securities, at estimated fair value	1,079	1,063	1,001	941	1,269
Contractholder-directed equity securities and fair value option securities, at estimated fair value	13,319	12,975	12,177	12,055	12,142
Mortgage loans	83,919	83,015	81,497	80,964	79,353
Policy loans	9,493	9,334	9,256	9,186	9,111
Real estate and real estate joint ventures	11,933	12,007	11,901	12,182	12,216
Other limited partnership interests	9,470	10,961	11,980	13,480	14,625
Short-term investments, principally at estimated fair value	3,904	4,781	3,759	7,150	7,176
Other invested assets	20,593	18,677	18,977	18,683	18,655
Total investments	508,519	485,754	491,243	495,679	494,821
Cash and cash equivalents, principally at estimated fair value	19,795	19,635	25,037	18,956	20,047
Accrued investment income	3,388	3,363	3,202	3,354	3,185
Premiums, reinsurance and other receivables	17,870	18,727	18,236	17,816	17,149
Deferred policy acquisition costs and value of business acquired	16,389	17,214	16,527	16,191	16,061
Current income tax recoverable	—	214	52	—	184
Goodwill	10,112	9,944	9,768	9,638	9,535
Assets held-for-sale	7,418	6,599	7,590	7,462	7,238
Other assets	11,685	12,164	11,651	11,614	11,615
Separate account assets	199,970	196,200	189,947	180,954	179,873
Total assets	$795,146	$769,814	$773,253	$761,664	$759,708

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$206,656	$197,755	$199,376	$197,086	$199,721
Policyholder account balances	205,176	205,186	204,948	203,973	203,473
Other policy-related balances	17,101	18,045	17,527	17,735	17,751
Policyholder dividends payable	587	562	572	525	478
Policyholder dividend obligation	2,969	1,546	2,115	1,952	1,682
Payables for collateral under securities loaned and other transactions	29,475	28,694	30,620	31,382	31,920
Short-term debt	393	302	393	346	341
Long-term debt	14,603	14,509	14,518	14,010	13,933
Collateral financing arrangement	845	833	818	806	766
Junior subordinated debt securities	3,153	3,153	3,154	3,155	3,156
Current income tax payable	129	—	—	103	—
Deferred income tax liability	11,008	8,570	9,748	9,850	9,693
Liabilities held-for-sale	4,650	3,865	6,844	6,757	6,634
Other liabilities	23,614	24,457	23,250	23,697	22,538
Separate account liabilities	199,970	196,200	189,947	180,954	179,873
Total liabilities	720,329	703,677	703,830	692,331	691,959

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,812	33,910	33,440	33,457	33,511
Retained earnings	36,491	36,373	39,318	40,426	41,197
Treasury stock, at cost	(13,829)	(14,828)	(15,941)	(16,956)	(18,157)
Accumulated other comprehensive income (loss)	18,072	10,397	12,309	12,111	10,919
Total MetLife, Inc.'s stockholders' equity	74,558	65,864	69,138	69,050	67,482
Noncontrolling interests	259	273	285	283	267
Total equity	74,817	66,137	69,423	69,333	67,749
Total liabilities and equity	$795,146	$769,814	$773,253	$761,664	$759,708

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$490	$119	$315	$141	$25
RETIREMENT AND INCOME SOLUTIONS	663	872	826	989	784
PROPERTY & CASUALTY (1)	138	—	—	—	—
TOTAL U.S.	$1,291	$991	$1,141	$1,130	$809
ASIA	694	868	741	806	819
LATIN AMERICA	17	53	131	28	149
EMEA	100	92	129	116	60
METLIFE HOLDINGS	533	776	672	761	603
CORPORATE & OTHER	(302)	(214)	(106)	(164)	(311)
Total adjusted earnings before provision for income tax	$2,333	$2,566	$2,708	$2,677	$2,129

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$107	$26	$67	$30	$5
RETIREMENT AND INCOME SOLUTIONS	137	181	172	205	164
PROPERTY & CASUALTY (1)	26	—	—	—	—
TOTAL U.S.	$270	$207	$239	$235	$169
ASIA	200	245	221	237	233
LATIN AMERICA	3	13	34	(1)	24
EMEA	19	21	35	22	18
METLIFE HOLDINGS	107	158	136	155	121
CORPORATE & OTHER	(138)	(111)	(81)	(96)	(303)
Total provision for income tax expense (benefit)	$461	$533	$584	$552	$262

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$383	$93	$248	$111	$20
RETIREMENT AND INCOME SOLUTIONS	526	691	654	784	620
PROPERTY & CASUALTY (1)	112	—	—	—	—
TOTAL U.S.	$1,021	$784	$902	$895	$640
ASIA	494	623	520	569	586
LATIN AMERICA	14	40	97	29	125
EMEA	81	71	94	94	42
METLIFE HOLDINGS	426	618	536	606	482
CORPORATE & OTHER (2)	(198)	(171)	(60)	(131)	(37)
Total adjusted earnings available to common shareholders (2)	$1,838	$1,965	$2,089	$2,062	$1,838

(1)For the three months ended March 31, 2021, U.S. results exclude Property & Casualty, which was reported as divested business. MetLife subsequently completed the sale of the business and, therefore, Property & Casualty results are not reported for the three months ended June 30, 2021, September 30, 2021 and December 31, 2021. See the Non-GAAP and Other Financial Disclosures section for further information on divested business.

(2)Includes impact of preferred stock dividends of $34 million, $68 million, $35 million, $63 million and $29 million for the three months ended December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

U.S.
GROUP BENEFITS	52.9%	12.8%	34.2%	15.3%	2.8%
RETIREMENT AND INCOME SOLUTIONS	34.0%	43.1%	40.8%	48.9%	38.6%
PROPERTY & CASUALTY (3)	22.5%	—	—	—	—
TOTAL U.S.	36.9%	33.7%	38.7%	38.4%	27.5%
ASIA	13.8%	17.0%	14.2%	15.5%	16.0%
LATIN AMERICA	1.8%	5.8%	14.1%	4.2%	18.1%
EMEA	11.3%	10.0%	13.2%	13.2%	5.9%
METLIFE HOLDINGS	17.2%	23.7%	20.6%	23.2%	18.5%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (4)
	For the Three Months Ended
Unaudited	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

U.S.	42.4%	39.3%	45.1%	44.8%	32.2%
ASIA	20.9%	25.4%	21.3%	23.2%	23.9%
LATIN AMERICA	3.0%	9.1%	22.1%	6.6%	28.5%
EMEA	20.1%	17.1%	22.6%	22.8%	10.2%
METLIFE HOLDINGS	19.1%	26.0%	22.5%	25.4%	20.3%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
	ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)	2020	2021	2020	2021
U.S.
GROUP BENEFITS	$2,896	$2,899
RETIREMENT AND INCOME SOLUTIONS	6,187	6,418
PROPERTY & CASUALTY (3)	1,991	—
TOTAL U.S.	$11,074	$9,317	$9,652	$8,116
ASIA	$14,313	$14,648	$9,490	$9,824
LATIN AMERICA	$3,074	$2,757	$1,876	$1,757
EMEA	$2,855	$2,844	$1,649	$1,683
METLIFE HOLDINGS	$9,893	$10,428	$9,022	$9,581

(3) For the three months ended March 31, 2021, U.S. results exclude Property & Casualty, which was reported as divested business. MetLife subsequently completed the sale of the business and, therefore, Property & Casualty results are not reported for the three months ended June 30, 2021, September 30, 2021 and December 31, 2021. See the Non-GAAP and Other Financial Disclosures section for further information on divested business.

(4) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:
	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
U.S.	$1	$14	$13	$14	$13
ASIA	$1	$1	$2	$1	$1
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$2	$1	$1	$2	$1
METLIFE HOLDINGS	$4	$4	$4	$3	$4

U.S. (1) STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Adjusted revenues
Premiums	$10,074	$5,699	$5,474	$5,746	$9,439	$27,265	$26,358
Universal life and investment-type product policy fees	264	297	282	279	282	1,070	1,140
Net investment income	1,885	2,010	1,998	2,098	1,942	6,903	8,048
Other revenues	240	396	380	383	379	957	1,538
Total adjusted revenues	12,463	8,402	8,134	8,506	12,042	36,195	37,084

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	9,728	6,142	5,739	6,118	9,958	26,309	27,957
Interest credited to policyholder account balances	371	359	359	362	342	1,622	1,422
Capitalization of DAC	(100)	(18)	(13)	(17)	(17)	(453)	(65)
Amortization of DAC and VOBA	114	16	8	26	10	471	60
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	2	1	3	7	7
Other expenses	1,058	911	898	886	937	4,162	3,632
Total adjusted expenses	11,172	7,411	6,993	7,376	11,233	32,118	33,013
Adjusted earnings before provision for income tax	1,291	991	1,141	1,130	809	4,077	4,071
Provision for income tax expense (benefit)	270	207	239	235	169	853	850
Adjusted earnings	1,021	784	902	895	640	3,224	3,221
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$1,021	$784	$902	$895	$640	$3,224	$3,221

Adjusted premiums, fees and other revenues	$10,578	$6,392	$6,136	$6,408	$10,100	$29,292	$29,036
Less: PRT	4,163	—	(14)	(24)	3,551	4,635	3,513
Adjusted premiums, fees and other revenues, excluding PRT	$6,415	$6,392	$6,150	$6,432	$6,549	$24,657	$25,523

(1)For the three months ended March 31, 2021, U.S. results exclude Property & Casualty, which was reported as divested business. MetLife subsequently completed the sale of the business and, therefore, Property & Casualty results are not reported for the three months ended June 30, 2021, September 30, 2021 and December 31, 2021. U.S. results prior to the three months ended March 31, 2021 include Property & Casualty. See page 9 for further information on adjusted earnings available to common shareholders related to Property & Casualty and see the Non-GAAP and Other Financial Disclosures section for further information on divested business.

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Adjusted revenues
Premiums	$4,659	$5,106	$5,085	$5,006	$5,278	$17,680	$20,475
Universal life and investment-type product policy fees	205	212	207	204	206	809	829
Net investment income	283	279	295	290	296	1,127	1,160
Other revenues	156	318	307	307	307	629	1,239
Total adjusted revenues	5,303	5,915	5,894	5,807	6,087	20,245	23,703

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,061	4,970	4,761	4,853	5,206	15,601	19,790
Interest credited to policyholder account balances	33	32	30	33	32	129	127
Capitalization of DAC	(5)	(5)	(5)	(5)	(4)	(23)	(19)
Amortization of DAC and VOBA	8	5	8	8	7	34	28
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	1	1	1
Other expenses	716	794	785	777	820	2,791	3,176
Total adjusted expenses	4,813	5,796	5,579	5,666	6,062	18,533	23,103
Adjusted earnings before provision for income tax	490	119	315	141	25	1,712	600
Provision for income tax expense (benefit)	107	26	67	30	5	377	128
Adjusted earnings	383	93	248	111	20	1,335	472
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$383	$93	$248	$111	$20	$1,335	$472

Adjusted premiums, fees and other revenues	$5,020	$5,636	$5,599	$5,517	$5,791	$19,118	$22,543

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Adjusted revenues
Premiums	$4,520	$593	$389	$740	$4,161	$6,047	$5,883
Universal life and investment-type product policy fees	59	85	75	75	76	261	311
Net investment income	1,546	1,731	1,703	1,808	1,646	5,600	6,888
Other revenues	86	78	73	76	72	309	299
Total adjusted revenues	6,211	2,487	2,240	2,699	5,955	12,217	13,381

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,086	1,172	978	1,265	4,752	8,293	8,167
Interest credited to policyholder account balances	338	327	329	329	310	1,493	1,295
Capitalization of DAC	(2)	(13)	(8)	(12)	(13)	(30)	(46)
Amortization of DAC and VOBA	5	11	—	18	3	25	32
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	2	1	2	6	6
Other expenses	120	117	113	109	117	457	456
Total adjusted expenses	5,548	1,615	1,414	1,710	5,171	10,244	9,910
Adjusted earnings before provision for income tax	663	872	826	989	784	1,973	3,471
Provision for income tax expense (benefit)	137	181	172	205	164	406	722
Adjusted earnings	526	691	654	784	620	1,567	2,749
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$526	$691	$654	$784	$620	$1,567	$2,749

Adjusted premiums, fees and other revenues	$4,665	$756	$537	$891	$4,309	$6,617	$6,493
Less: PRT	4,163	—	(14)	(24)	3,551	4,635	3,513
Adjusted premiums, fees and other revenues, excluding PRT	$502	$756	$551	$915	$758	$1,982	$2,980

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Balance, beginning of period	$20,024	$19,932	$19,694	$19,783	$19,682
Premiums and deposits	5,299	6,068	6,014	5,897	6,227
Surrenders and withdrawals	(571)	(642)	(700)	(673)	(657)
Benefit payments	(4,147)	(4,970)	(4,795)	(4,895)	(5,165)
Net flows	581	456	519	329	405
Net transfers from (to) separate accounts	4	2	2	1	—
Interest	134	123	123	125	125
Policy charges	(143)	(149)	(147)	(146)	(147)
Other	(668)	(670)	(408)	(410)	(240)
Balance, end of period	$19,932	$19,694	$19,783	$19,682	$19,825

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Balance, beginning of period	$1,003	$1,123	$1,161	$1,233	$1,220
Premiums and deposits	63	68	67	68	68
Surrenders and withdrawals	(13)	(18)	(18)	(16)	(19)
Benefit payments	(2)	(1)	(2)	(2)	—
Net flows	48	49	47	50	49
Investment performance	131	49	85	(4)	80
Net transfers from (to) general account	(4)	(2)	(2)	(1)	—
Policy charges	(55)	(57)	(58)	(58)	(58)
Other	—	(1)	—	—	1
Balance, end of period	$1,123	$1,161	$1,233	$1,220	$1,292

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Direct and allocated expenses	$356	$405	$392	$400	$434
Pension, postretirement and postemployment benefit costs	4	(1)	7	8	7
Premium taxes, other taxes, and licenses & fees	87	70	83	73	74
Commissions and other variable expenses	269	320	303	296	305
Adjusted other expenses	$716	$794	$785	$777	$820

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Group Life (2)
Adjusted premiums, fees and other revenues	$1,915	$2,088	$2,078	$2,074	$2,151
Mortality ratio	96.3%	106.3%	94.3%	106.2%	106.3%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,079	$2,371	$2,341	$2,352	$2,388
Interest adjusted benefit ratio (4)	61.7%	71.1%	73.8%	70.7%	74.2%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Balance, beginning of period	$132,376	$136,703	$134,056	$136,524	$134,283
Premiums and deposits	20,961	22,008	20,382	20,813	20,151
Surrenders and withdrawals	(17,176)	(19,926)	(19,759)	(20,936)	(17,271)
Benefit payments	(1,182)	(1,317)	(1,344)	(1,379)	(1,495)
Net flows	2,603	765	(721)	(1,502)	1,385
Net transfers from (to) separate accounts	17	—	8	—	1
Interest	946	946	938	942	943
Policy charges	(41)	(10)	(44)	(43)	(28)
Other	802	(4,348)	2,287	(1,638)	(253)
Balance, end of period	$136,703	$134,056	$136,524	$134,283	$136,331

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Balance, beginning of period	$83,887	$84,193	$82,183	$82,432	$81,091
Premiums and deposits	2,138	1,393	1,443	1,027	838
Surrenders and withdrawals (1)	(2,971)	(2,390)	(2,329)	(3,214)	(2,781)
Benefit payments	(24)	(22)	(64)	(27)	(36)
Net flows	(857)	(1,019)	(950)	(2,214)	(1,979)
Investment performance	2,069	(1,302)	2,167	256	954
Net transfers from (to) general account	(17)	—	(8)	—	(1)
Policy charges	(94)	(84)	(83)	(87)	(82)
Other	(795)	395	(877)	704	(58)
Balance, end of period	$84,193	$82,183	$82,432	$81,091	$79,925

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Balance, beginning of period	$36,330	$38,646	$38,514	$37,773	$39,365
Premiums and deposits (1)	2,704	482	314	1,857	1,547
Surrenders and withdrawals	(621)	(829)	(1,251)	(463)	(993)
Net flows	2,083	(347)	(937)	1,394	554
Interest	233	215	196	198	202
Balance, end of period	$38,646	$38,514	$37,773	$39,365	$40,121

LONGEVITY REINSURANCE (3)

Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Balance, end of period	$3,894	$8,833	$9,502	$9,358	$14,824

(1)Includes $360 million, $86 million, $0, $119 million and $750 million of transfers from separate account GICs to synthetic GICs at December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(3)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the UK pension risk transfer market.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Direct and allocated expenses	$60	$61	$58	$57	$60
Pension, postretirement and postemployment benefit costs	2	—	2	2	3
Premium taxes, other taxes, and licenses & fees	10	4	11	3	15
Commissions and other variable expenses	48	52	42	47	39
Adjusted other expenses	$120	$117	$113	$109	$117

SPREAD

	For the Three Months Ended
Unaudited	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Investment income yield excluding variable investment income yield	3.98%	3.77%	3.82%	3.77%	3.72%
Variable investment income yield	0.73%	1.46%	1.26%	1.63%	1.11%
Total investment income yield	4.71%	5.23%	5.08%	5.40%	4.83%
Average crediting rate	2.94%	2.89%	2.84%	2.84%	2.81%
Annualized general account spread	1.77%	2.34%	2.24%	2.56%	2.02%

Annualized general account spread excluding variable investment income yield	1.04%	0.88%	0.98%	0.93%	0.91%

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Adjusted revenues
Premiums	$1,697	$1,685	$1,582	$1,594	$1,560	$6,571	$6,421
Universal life and investment-type product policy fees	447	458	436	477	443	1,892	1,814
Net investment income	1,146	1,264	1,158	1,354	1,276	3,938	5,052
Other revenues	17	18	19	17	19	61	73
Total adjusted revenues	3,307	3,425	3,195	3,442	3,298	12,462	13,360

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,346	1,297	1,233	1,220	1,258	5,213	5,008
Interest credited to policyholder account balances	472	489	496	513	497	1,834	1,995
Capitalization of DAC	(449)	(435)	(395)	(373)	(404)	(1,652)	(1,607)
Amortization of DAC and VOBA	310	314	296	470	289	1,415	1,369
Amortization of negative VOBA	(7)	(7)	(8)	(5)	(7)	(37)	(27)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	941	899	832	811	846	3,481	3,388
Total adjusted expenses	2,613	2,557	2,454	2,636	2,479	10,254	10,126
Adjusted earnings before provision for income tax	694	868	741	806	819	2,208	3,234
Provision for income tax expense (benefit)	200	245	221	237	233	643	936
Adjusted earnings	494	623	520	569	586	1,565	2,298
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$494	$623	$520	$569	$586	$1,565	$2,298

Adjusted premiums, fees and other revenues	$2,161	$2,161	$2,037	$2,088	$2,022	$8,524	$8,308

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Adjusted premiums, fees and other revenues	$2,161	$2,161	$2,037	$2,088	$2,022

Adjusted premiums, fees and other revenues, on a constant currency basis	$2,025	$2,038	$1,962	$2,036	$2,022
Add: Operating joint ventures, on a constant currency basis (1), (2)	295	345	279	323	320
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,320	$2,383	$2,241	$2,359	$2,342

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Direct and allocated expenses	$354	$318	$314	$305	$319
Pension, postretirement and postemployment benefit costs	35	23	22	22	31
Premium taxes, other taxes, and licenses & fees	41	46	45	39	41
Commissions and other variable expenses	511	512	451	445	455
Adjusted other expenses	$941	$899	$832	$811	$846
Adjusted other expenses, net of adjusted capitalization of DAC	$492	$464	$437	$438	$442

Adjusted other expenses on a constant currency basis	$877	$847	$803	$787	$846
Add: Operating joint ventures, on a constant currency basis (1), (2)	109	115	93	100	102
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$986	$962	$896	$887	$948
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$540	$522	$493	$502	$518

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Japan:
Life	$150	$167	$162	$164	$193
Accident & Health	69	58	69	62	74
Annuities	72	91	76	66	71
Other	1	1	1	2	2
Total Japan	292	317	308	294	340
Other Asia	242	254	181	199	265
Total sales	$534	$571	$489	$493	$605

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Adjusted earnings available to common shareholders	$494	$623	$520	$569	$586
Adjusted earnings available to common shareholders, on a constant currency basis	$486	$608	$511	$567	$586

(1)Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders for operating joint ventures.

(2)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

ASIA

ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

GA AUM	$144,267	$137,258	$140,875	$141,304	$140,317
GA AUM (at amortized cost)	$129,661	$127,695	$129,411	$130,777	$130,310

GA AUM (at amortized cost), on a constant currency basis	$121,891	$124,328	$126,464	$129,096	$130,310
Add: Operating joint ventures, on a constant currency basis (1)	5,688	5,851	6,037	6,201	6,775
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$127,579	$130,179	$132,501	$135,297	$137,085

(1)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting and reported in other invested assets, a component of total investments.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Adjusted revenues
Premiums	$607	$595	$636	$705	$673	$2,265	$2,609
Universal life and investment-type product policy fees	261	270	287	274	278	994	1,109
Net investment income	293	299	308	306	358	992	1,271
Other revenues	10	10	11	9	11	38	41
Total adjusted revenues	1,171	1,174	1,242	1,294	1,320	4,289	5,030

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	772	761	724	885	773	2,406	3,143
Interest credited to policyholder account balances	62	59	60	63	67	240	249
Capitalization of DAC	(104)	(95)	(100)	(109)	(110)	(362)	(414)
Amortization of DAC and VOBA	70	60	83	62	80	276	285
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	1	2	1	4	5
Other expenses	353	335	343	363	360	1,318	1,401
Total adjusted expenses	1,154	1,121	1,111	1,266	1,171	3,882	4,669
Adjusted earnings before provision for income tax	17	53	131	28	149	407	361
Provision for income tax expense (benefit)	3	13	34	(1)	24	127	70
Adjusted earnings	14	40	97	29	125	280	291
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$14	$40	$97	$29	$125	$280	$291

Adjusted premiums, fees and other revenues	$878	$875	$934	$988	$962	$3,297	$3,759

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Direct and allocated expenses	$125	$121	$120	$126	$132
Pension, postretirement and postemployment benefit costs	1	1	1	2	—
Premium taxes, other taxes, and licenses & fees	12	11	11	10	8
Commissions and other variable expenses	215	202	211	225	220
Adjusted other expenses	$353	$335	$343	$363	$360
Adjusted other expenses, net of adjusted capitalization of DAC	$249	$240	$243	$254	$250
Adjusted other expenses on a constant currency basis	$340	$319	$322	$348	$360
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$241	$229	$228	$244	$250

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Mexico	$77	$89	$89	$93	$96
Chile	43	46	53	63	64
All other	43	39	66	68	60
Total sales	$163	$174	$208	$224	$220

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Adjusted premiums, fees and other revenues	$878	$875	$934	$988	$962
Adjusted earnings available to common shareholders	$14	$40	$97	$29	$125

Adjusted premiums, fees and other revenues, on a constant currency basis	$851	$833	$877	$946	$962
Adjusted earnings available to common shareholders, on a constant currency basis	$12	$29	$86	$26	$125

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Adjusted revenues
Premiums	$583	$598	$621	$532	$520	$2,259	$2,271
Universal life and investment-type product policy fees	109	67	107	128	93	433	395
Net investment income	70	63	62	46	44	269	215
Other revenues	15	13	16	10	8	52	47
Total adjusted revenues	777	741	806	716	665	3,013	2,928

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	319	343	333	268	297	1,196	1,241
Interest credited to policyholder account balances	26	24	25	17	20	109	86
Capitalization of DAC	(124)	(127)	(122)	(110)	(110)	(491)	(469)
Amortization of DAC and VOBA	114	62	94	118	82	454	356
Amortization of negative VOBA	(3)	(2)	(2)	(1)	(2)	(8)	(7)
Interest expense on debt	1	—	—	—	—	1	—
Other expenses	344	349	349	308	318	1,344	1,324
Total adjusted expenses	677	649	677	600	605	2,605	2,531
Adjusted earnings before provision for income tax	100	92	129	116	60	408	397
Provision for income tax expense (benefit)	19	21	35	22	18	81	96
Adjusted earnings	81	71	94	94	42	327	301
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$81	$71	$94	$94	$42	$327	$301

Adjusted premiums, fees and other revenues	$707	$678	$744	$670	$621	$2,744	$2,713

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Direct and allocated expenses	$120	$112	$116	$98	$102
Pension, postretirement and postemployment benefit costs	4	1	2	3	2
Premium taxes, other taxes, and licenses & fees	5	8	6	5	4
Commissions and other variable expenses	215	228	225	202	210
Adjusted other expenses	$344	$349	$349	$308	$318
Adjusted other expenses, net of adjusted capitalization of DAC	$220	$222	$227	$198	$208
Adjusted other expenses on a constant currency basis	$334	$331	$334	$298	$318
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$215	$212	$218	$193	$208

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Adjusted premiums, fees and other revenues	$707	$678	$744	$670	$621
Adjusted earnings available to common shareholders	$81	$71	$94	$94	$42

Adjusted premiums, fees and other revenues, on a constant currency basis	$687	$645	$712	$650	$621
Adjusted earnings available to common shareholders, on a constant currency basis	$76	$64	$87	$89	$42
Total sales on a constant currency basis	$208	$250	$223	$185	$196

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Adjusted revenues
Premiums	$931	$827	$839	$805	$862	$3,600	$3,333
Universal life and investment-type product policy fees	261	274	273	279	275	1,073	1,101
Net investment income	1,461	1,646	1,543	1,771	1,490	5,184	6,450
Other revenues	72	62	69	57	69	238	257
Total adjusted revenues	2,725	2,809	2,724	2,912	2,696	10,095	11,141

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,675	1,523	1,549	1,611	1,585	6,738	6,268
Interest credited to policyholder account balances	214	210	210	212	208	868	840
Capitalization of DAC	(24)	(8)	(9)	(8)	(8)	(39)	(33)
Amortization of DAC and VOBA	82	54	56	80	67	370	257
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	2	1	1	6	5
Other expenses	244	253	244	255	240	942	992
Total adjusted expenses	2,192	2,033	2,052	2,151	2,093	8,885	8,329
Adjusted earnings before provision for income tax	533	776	672	761	603	1,210	2,812
Provision for income tax expense (benefit)	107	158	136	155	121	234	570
Adjusted earnings	426	618	536	606	482	976	2,242
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$426	$618	$536	$606	$482	$976	$2,242

Adjusted premiums, fees and other revenues	$1,264	$1,163	$1,181	$1,141	$1,206	$4,911	$4,691

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Balance, beginning of period	$83,021	$83,004	$81,446	$81,993	$82,115
Premiums and deposits (2), (3)	1,216	1,142	1,100	1,070	1,121
Surrenders and withdrawals	(567)	(529)	(538)	(532)	(529)
Benefit payments	(832)	(936)	(790)	(818)	(805)
Net flows	(183)	(323)	(228)	(280)	(213)
Net transfers from (to) separate accounts	12	2	9	12	10
Interest	836	831	834	838	839
Policy charges	(184)	(185)	(183)	(183)	(180)
Other	(498)	(1,883)	115	(265)	(188)
Balance, end of period	$83,004	$81,446	$81,993	$82,115	$82,383

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Balance, beginning of period	$19,466	$19,029	$18,367	$18,270	$18,341
Premiums and deposits (2), (3)	111	107	91	72	89
Surrenders and withdrawals	(356)	(340)	(306)	(326)	(410)
Benefit payments	(158)	(171)	(150)	(144)	(152)
Net flows	(403)	(404)	(365)	(398)	(473)
Net transfers from (to) separate accounts	170	96	29	61	52
Interest	131	129	125	125	125
Policy charges	(4)	(4)	(4)	(4)	(4)
Other	(331)	(479)	118	287	20
Balance, end of period	$19,029	$18,367	$18,270	$18,341	$18,061

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Balance, beginning of period	$6,039	$6,848	$7,021	$7,424	$7,248
Premiums and deposits (3)	59	62	57	56	57
Surrenders and withdrawals	(55)	(68)	(67)	(61)	(64)
Benefit payments	(11)	(16)	(18)	(15)	(19)
Net flows	(7)	(22)	(28)	(20)	(26)
Investment performance	895	260	508	(80)	367
Net transfers from (to) general account	(12)	(2)	(9)	(12)	(10)
Policy charges	(66)	(66)	(66)	(66)	(65)
Other	(1)	3	(2)	2	(2)
Balance, end of period	$6,848	$7,021	$7,424	$7,248	$7,512

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Balance, beginning of period	$37,883	$40,825	$40,444	$41,543	$39,840
Premiums and deposits (3)	75	79	83	61	74
Surrenders and withdrawals	(942)	(1,062)	(1,094)	(1,127)	(1,177)
Benefit payments	(107)	(128)	(121)	(116)	(135)
Net flows	(974)	(1,111)	(1,132)	(1,182)	(1,238)
Investment performance	4,282	1,017	2,460	(258)	1,819
Net transfers from (to) general account	(170)	(96)	(29)	(61)	(52)
Policy charges	(196)	(190)	(200)	(203)	(195)
Other	—	(1)	—	1	(1)
Balance, end of period	$40,825	$40,444	$41,543	$39,840	$40,173

(1) Long-term care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Direct and allocated expenses	$149	$166	$164	$165	$163
Pension, postretirement and postemployment benefit costs	3	—	4	4	4
Premium taxes, other taxes, and licenses & fees	25	14	18	16	16
Commissions and other variable expenses	67	73	58	70	57
Adjusted other expenses	$244	$253	$244	$255	$240

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Life (1)
Adjusted premiums, fees and other revenues	$843	$762	$766	$734	$791
Interest adjusted benefit ratio	59.6%	54.8%	47.1%	53.3%	54.3%

Lapse Ratio (2)
Traditional life	4.1%	4.0%	4.0%	4.0%	4.0%
Variable & universal life	3.5%	3.3%	3.3%	3.3%	3.3%
Fixed annuity	6.5%	6.6%	6.7%	6.8%	6.8%
Variable annuity	8.8%	8.5%	9.2%	9.7%	10.2%

(1) Represents the traditional life and variable & universal life components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021
Adjusted revenues
Premiums	$5	$58	$(20)	$16	$(19)	$22	$35
Universal life and investment-type product policy fees	1	—	1	—	1	3	2
Net investment income	20	12	48	93	91	42	244
Other revenues	106	86	109	108	117	344	420
Total adjusted revenues	132	156	138	217	190	411	701

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	(26)	40	(13)	9	(2)	(3)	34
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(3)	(3)	(3)	(3)	(2)	(11)	(11)
Amortization of DAC and VOBA	2	2	3	2	2	8	9
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	226	224	223	236	219	895	902
Other expenses	235	107	34	137	284	625	562
Total adjusted expenses	434	370	244	381	501	1,514	1,496
Adjusted earnings before provision for income tax	(302)	(214)	(106)	(164)	(311)	(1,103)	(795)
Provision for income tax expense (benefit)	(138)	(111)	(81)	(96)	(303)	(556)	(591)
Adjusted earnings	(164)	(103)	(25)	(68)	(8)	(547)	(204)
Preferred stock dividends	34	68	35	63	29	202	195
Adjusted earnings available to common shareholders	$(198)	$(171)	$(60)	$(131)	$(37)	$(749)	$(399)

Adjusted premiums, fees and other revenues	$112	$144	$90	$124	$99	$369	$457

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Business activities	$36	$29	$28	$41	$45	$96	$143
Net investment income	28	13	51	95	89	54	248
Interest expense on debt	(238)	(234)	(235)	(247)	(228)	(943)	(944)
Corporate initiatives and projects	(76)	(25)	(24)	(25)	(54)	(159)	(128)
Other	(52)	3	74	(28)	(163)	(151)	(114)
Provision for income tax (expense) benefit and other tax-related items	138	111	81	96	303	556	591
Preferred stock dividends	(34)	(68)	(35)	(63)	(29)	(202)	(195)
Adjusted earnings available to common shareholders	$(198)	$(171)	$(60)	$(131)	$(37)	$(749)	$(399)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended (1)					At or For the Year Ended (1)
Unaudited (In millions, except yields)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021
Fixed Maturity Securities
Yield	3.83%	3.72%	3.76%	3.71%	3.77%	3.88%	3.74%
Investment income (2), (3)	$2,883	$2,784	$2,785	$2,761	$2,816	$11,356	$11,146
Investment gains (losses)	31	(64)	6	130	(2)	294	70
Ending carrying value (4)	356,420	334,594	342,344	342,591	341,876	356,420	341,876
Mortgage Loans
Yield	4.25%	4.11%	4.29%	4.12%	4.23%	4.27%	4.19%
Investment income (3)	887	861	885	837	847	3,518	3,430
Investment gains (losses)	(65)	60	(2)	43	(119)	(213)	(18)
Ending carrying value	83,919	83,015	81,497	80,964	79,353	83,919	79,353
Real Estate and Real Estate Joint Ventures
Yield	2.30%	3.18%	3.65%	6.00%	6.36%	1.56%	4.81%
Investment income	68	95	109	181	194	178	579
Investment gains (losses)	3	48	368	66	20	7	502
Ending carrying value	11,933	12,007	11,901	12,182	12,216	11,933	12,216
Policy Loans
Yield	5.18%	5.14%	5.18%	5.09%	5.02%	5.18%	5.11%
Investment income	124	121	120	118	115	498	474
Ending carrying value	9,493	9,334	9,256	9,186	9,111	9,493	9,111
Equity Securities
Yield	4.19%	4.90%	4.30%	4.85%	3.76%	4.83%	4.45%
Investment income	10	11	9	8	8	50	36
Investment gains (losses)	73	75	55	(33)	11	(137)	108
Ending carrying value	1,079	1,063	1,001	941	1,269	1,079	1,269
Other Limited Partnership Interests
Yield (5)	31.63%	50.30%	36.58%	48.43%	30.11%	12.17%	40.71%
Investment income (5)	714	1,285	1,050	1,542	1,058	1,010	4,935
Investment gains (losses)	(16)	(5)	(8)	(4)	11	(15)	(6)
Ending carrying value (6)	9,470	10,961	11,980	13,480	14,625	9,470	14,625
Cash and Short-term Investments
Yield	1.01%	0.87%	0.72%	0.70%	0.93%	1.35%	0.80%
Investment income	24	21	21	20	25	140	87
Investment gains (losses)	(8)	4	2	6	15	(28)	27
Ending carrying value (7)	23,696	24,416	28,796	26,106	27,223	23,696	27,223
Other Invested Assets
Investment income	318	298	266	342	291	1,162	1,197
Investment gains (losses)	49	17	19	12	51	230	99
Ending carrying value	20,593	18,677	18,977	18,683	18,655	20,593	18,655
Total Investments
Investment income yield	4.63%	5.05%	4.85%	5.36%	4.94%	4.22%	5.05%
Investment fees and expenses yield	(0.14)%	(0.13)%	(0.12)%	(0.12)%	(0.13)%	(0.13)%	(0.12)%
Net Investment Income Yield	4.49%	4.92%	4.73%	5.24%	4.81%	4.09%	4.93%
Investment income	$5,028	$5,476	$5,245	$5,809	$5,354	$17,912	$21,884
Investment fees and expenses	(151)	(146)	(128)	(125)	(138)	(538)	(537)
Net investment income including divested businesses	4,877	5,330	5,117	5,684	5,216	17,374	21,347
Less: Net investment income from divested businesses	2	36	—	16	15	46	67
Adjusted Net Investment Income (8)	$4,875	$5,294	$5,117	$5,668	$5,201	$17,328	$21,280
Ending Carrying Value	$516,603	$494,067	$505,752	$504,133	$504,328	$516,603	$504,328
Investment Portfolio Gains (Losses) including divested businesses	$67	$135	$440	$220	$(13)	$138	$782
Less: Divested businesses	—	28	—	—	2	18	30
Investment Portfolio Gains (Losses) (9)	$67	$107	$440	$220	$(15)	$120	$752
Gross investment gains	338	372	656	352	331	1,740	1,711
Gross investment losses	(178)	(288)	(164)	(156)	(242)	(1,214)	(850)
Net credit loss (provision) release and (impairments)	(93)	23	(52)	24	(104)	(406)	(109)
Investment Portfolio Gains (Losses) (9)	67	107	440	220	(15)	120	752
Investment portfolio gains (losses) income tax (expense) benefit	15	(25)	(78)	(60)	17	(101)	(146)
Investment Portfolio Gains (Losses), Net of Income Tax	$82	$82	$362	$160	$2	$19	$606

Derivative gains (losses) including Divested businesses	$(1,820)	$(2,455)	$210	$(445)	$(431)	$543	$(3,121)
Less: Derivative gains (losses) from divested businesses	—	(1)	—	—	—	—	(1)
Derivative gains (losses) (9)	(1,820)	(2,454)	210	(445)	(431)	543	(3,120)
Derivative gains (losses) income tax (expense) benefit	390	599	(63)	127	96	(135)	759
Derivative Gains (Losses), Net of Income Tax	$(1,430)	$(1,855)	$147	$(318)	$(335)	$408	$(2,361)

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		December 31, 2020		March 31, 2021		June 30, 2021		September 30, 2021		December 31, 2021
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$93,416	26.3%	$88,002	26.4%	$91,371	26.8%	$92,012	27.0%	$93,034	27.3%
Foreign corporate		69,408	19.5%	65,883	19.8%	65,605	19.2%	63,922	18.7%	63,640	18.7%
Foreign government		71,699	20.2%	67,137	20.2%	64,630	19.0%	63,380	18.6%	61,609	18.1%
U.S. government and agency		47,100	13.3%	41,402	12.4%	46,556	13.7%	48,100	14.1%	46,599	13.7%
Residential mortgage-backed		30,435	8.6%	29,302	8.8%	29,848	8.8%	30,267	8.9%	30,404	8.9%
Asset-backed		17,119	4.8%	16,217	4.9%	16,713	4.9%	17,403	5.1%	18,569	5.5%
Municipals		13,722	3.9%	13,212	4.0%	13,923	4.1%	14,040	4.1%	14,212	4.2%
Commercial mortgage-backed		11,910	3.4%	11,786	3.5%	12,049	3.5%	11,914	3.5%	12,207	3.6%
Fixed Maturity Securities Available-For-Sale		$354,809	100.0%	$332,941	100.0%	$340,695	100.0%	$341,038	100.0%	$340,274	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$250,013	70.5%	$231,570	69.6%	$237,231	69.6%	$239,158	70.1%	$239,394	70.4%
2	Baa	87,702	24.7%	84,467	25.4%	86,293	25.3%	84,831	24.9%	85,209	25.0%
3	Ba	12,812	3.6%	12,825	3.8%	12,978	3.8%	12,876	3.8%	11,973	3.5%
4	B	3,702	1.1%	3,397	1.0%	3,534	1.1%	3,584	1.0%	3,150	0.9%
5	Caa and lower	503	0.1%	633	0.2%	604	0.2%	565	0.2%	526	0.2%
6	In or near default	77	—%	49	—%	55	—%	24	—%	22	—%
Fixed Maturity Securities Available-For-Sale (10)		$354,809	100.0%	$332,941	100.0%	$340,695	100.0%	$341,038	100.0%	$340,274	100.0%

GROSS UNREALIZED GAINS AND LOSSES
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		December 31, 2020		March 31, 2021		June 30, 2021		September 30, 2021		December 31, 2021

Gross unrealized gains		$45,519		$31,251		$35,681		$33,349		$31,901
Gross unrealized losses		1,440		2,973		1,989		2,247		2,420
Net Unrealized Gains (Losses)		$44,079		$28,278		$33,692		$31,102		$29,481

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	December 31, 2020		March 31, 2021		June 30, 2021		September 30, 2021		December 31, 2021

Commercial mortgage loans	$52,434		$52,300		$51,602		$51,336		$50,553
Agricultural mortgage loans	18,128		18,051		18,044		18,353		18,111
Residential mortgage loans	13,947		13,192		12,421		11,838		11,323
Mortgage Loans	84,509		83,543		82,067		81,527		79,987
Valuation allowances	(590)		(528)		(570)		(563)		(634)
Mortgage Loans, net	$83,919		$83,015		$81,497		$80,964		$79,353

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	December 31, 2020		March 31, 2021		June 30, 2021		September 30, 2021		December 31, 2021
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Non-U.S.	$10,581	20.2%	$10,507	20.1%	$10,227	19.8%	$9,501	18.5%	$9,969	19.7%
Pacific	10,235	19.5%	10,401	19.9%	10,161	19.7%	10,249	20.0%	9,676	19.1%
Middle Atlantic	8,233	15.7%	8,170	15.6%	8,115	15.7%	7,877	15.3%	7,537	14.9%
South Atlantic	7,217	13.8%	7,134	13.6%	7,186	13.9%	7,047	13.7%	6,800	13.5%
West South Central	3,887	7.4%	3,655	7.0%	3,636	7.0%	3,434	6.7%	3,492	6.9%
New England	2,126	4.0%	2,148	4.1%	2,214	4.3%	2,623	5.1%	2,748	5.4%
East North Central	2,494	4.8%	2,555	4.9%	2,197	4.3%	2,229	4.3%	2,129	4.2%
Mountain	1,777	3.4%	1,650	3.2%	1,903	3.7%	1,996	3.9%	1,993	4.0%
East South Central	700	1.3%	753	1.4%	781	1.5%	824	1.6%	759	1.5%
West North Central	609	1.2%	616	1.2%	649	1.3%	649	1.3%	663	1.3%
Multi-Region and Other	4,575	8.7%	4,711	9.0%	4,533	8.8%	4,907	9.6%	4,787	9.5%
Total	$52,434	100.0%	$52,300	100.0%	$51,602	100.0%	$51,336	100.0%	$50,553	100.0%

Office	$23,928	45.6%	$23,443	44.8%	$22,883	44.3%	$22,573	44.0%	$22,388	44.3%
Apartment	8,764	16.7%	8,748	16.7%	8,699	16.9%	8,910	17.4%	9,121	18.0%
Retail	8,911	17.0%	9,028	17.3%	8,960	17.4%	8,684	16.9%	8,548	16.9%
Industrial	5,365	10.2%	5,625	10.7%	5,437	10.5%	5,562	10.8%	5,096	10.1%
Hotel	3,377	6.5%	3,281	6.3%	3,187	6.2%	3,175	6.2%	3,201	6.3%
Other	2,089	4.0%	2,175	4.2%	2,436	4.7%	2,432	4.7%	2,199	4.4%
Total	$52,434	100.0%	$52,300	100.0%	$51,602	100.0%	$51,336	100.0%	$50,553	100.0%

INVESTMENTS FOOTNOTES

(1)We calculate yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-6 and presented on Page A-1. Average quarterly asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed equity securities. In addition, average quarterly asset carrying values include invested assets reclassified to held-for-sale, while ending carrying values exclude invested assets reclassified to held-for-sale. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $68 million, $36 million, $50 million, $6 million and $75 million for the three months ended December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021 respectively, and $140 million and $167 million for the year ended December 30, 2020 and December 30, 2021, respectively.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Fixed maturity securities available-for-sale	$354,809	$332,941	$340,695	$341,038	$340,274
Contractholder-directed equity securities and fair value option securities	13,319	12,975	12,177	12,055	12,142
Total fixed maturity securities	368,128	345,916	352,872	353,093	352,416
Less: Contractholder-directed equity securities	11,708	11,322	10,528	10,502	10,540
Less: Effects of consolidating under GAAP certain VIEs that are treated as CSEs	—	—	—	—	—
Fixed maturity securities	$356,420	$334,594	$342,344	$342,591	$341,876

(5)Other limited partnership interests includes investment income related to private equity investments of $705 million, $1,278 million, $1,045 million, $1,516 million and $1,059 million for the three months ended December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021, respectively, and $913 million and $4,898 million for the year ended December 30, 2020 and December 30, 2021, respectively. The annualized yields for these periods were 33.61%, 53.35%, 38.60%, 50.19%, 31.64%, 11.85% and 42.70%, respectively.

(6)Other limited partnership interests includes ending carrying value related to private equity investments of $8,827 million, $10,321 million, $11,337 million, $12,811 million and $13,963 million at December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021, respectively.

(7)Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $3 million at September 30, 2020 and December 31, 2020, and less than $1 million at March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021.

(8)Adjusted net investment income reflects the adjustments as presented on Page 5.
(9)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year Ended
	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021
Net investment gains (losses)	$(33)	$134	$1,605	$(84)	$(126)	$(110)	$1,529
Less: Operating joint venture adjustments	(1)	—	—	1	—	(1)	1
Less: Change in estimated fair value of other limited partnership interests and real estate joint ventures	5	9	5	9	22	(4)	45
Less: Non-investment portfolio gains (losses)	(104)	(10)	1,160	(314)	(135)	(243)	701
Less: Divested businesses	—	28	—	—	2	18	30
Investment portfolio gains (losses)	$67	$107	$440	$220	$(15)	$120	$752

	For the Three Months Ended					For the Year Ended
	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021
Net derivative gains (losses)	$(1,561)	$(2,235)	$421	$(218)	$(196)	$1,349	$(2,228)
Less: Investment hedge adjustments	260	220	212	228	235	815	895
Less: Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
Less: PAB hedge adjustments	(1)	—	(1)	(1)	—	(9)	(2)
Less: Divested businesses	$—	$(1)	$—	$—	$—	$—	$(1)
Derivative gains (losses)	$(1,820)	$(2,454)	$210	$(445)	$(431)	$543	$(3,120)

(10)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When MetLife, Inc.’s insurance subsidiaries acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for non-agency RMBS and CMBS; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$124	$290	$3,366	$1,521	$1,176	$5,191	$6,353
Add: Preferred stock dividends	34	68	35	63	29	202	195
Add: Preferred stock redemption premium	—	—	6	—	—	14	6
Add: Net Income (loss) attributable to noncontrolling interests	—	5	5	5	6	11	21
Net income (loss)	158	363	3,412	1,589	1,211	$5,418	$6,575
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(33)	134	1,605	(84)	(126)	(110)	1,529
Net derivative gains (losses)	(1,561)	(2,235)	421	(218)	(196)	1,349	(2,228)
Premiums - Divested businesses	—	865	—	57	60	52	982
Universal life and investment-type product policy fees
Unearned revenue adjustments	8	—	12	46	13	33	71
GMIB fees	25	25	24	25	24	102	98
Divested businesses	—	—	—	13	13	3	26
Net investment income
Investment hedge adjustments	(260)	(220)	(212)	(228)	(235)	(815)	(895)
Operating joint venture adjustments	1	—	—	(1)	—	1	(1)
Unit-linked contract income	628	207	378	114	253	568	952
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(6)	(3)	(3)	(1)	(1)	(11)	(8)
Divested businesses	2	36	—	16	15	46	67
Other revenues
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	39	35	60	73	53	159	221
Divested businesses	—	11	—	6	5	—	22
Policyholder benefits and claims and policyholder dividends
PBC hedge adjustments	(10)	(9)	(8)	(8)	(7)	(37)	(32)
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	(53)	78	18	—	(99)	(170)	(3)
GMIB costs	(180)	(128)	(70)	(116)	(88)	(360)	(402)
Market value adjustments	(17)	(23)	(16)	(21)	(23)	(70)	(83)
Divested businesses	—	(582)	—	(36)	(41)	(55)	(659)
Interest credited to policyholder account balances
PAB hedge adjustments	1	—	1	1	—	9	2
Unit-linked contract costs	(612)	(210)	(366)	(116)	(246)	(536)	(938)
Divested businesses	—	—	—	(5)	(5)	(14)	(10)
Capitalization of DAC - Divested businesses	—	89	—	15	15	5	119
Amortization of DAC and VOBA
Related to NIGL and NDGL	(65)	3	(9)	(31)	(63)	(153)	(100)
Related to GMIB fees and GMIB costs	11	13	12	(13)	(5)	(4)	7
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	(98)	—	(14)	(14)	(9)	(126)
Amortization of negative VOBA
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	—	(1)	—	—	—	—	(1)
Other expenses
Noncontrolling interests	2	6	6	7	9	16	28
Regulatory implementation costs	(12)	3	(6)	—	(1)	(20)	(4)
Acquisition, integration and other costs	(29)	(4)	(4)	(2)	1	(42)	(9)
TSA fees	(39)	(35)	(60)	(73)	(53)	(159)	(221)
Divested businesses	(9)	(232)	(4)	(41)	(81)	(58)	(358)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	455	605	(491)	99	167	(127)	380
Adjusted earnings	1,872	2,033	2,124	2,125	1,867	5,825	8,149
Less: Preferred stock dividends	34	68	35	63	29	202	195
Adjusted earnings available to common shareholders	$1,838	$1,965	$2,089	$2,062	$1,838	$5,623	$7,954

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(140)	$—	$(203)	$(140)
Litigation reserves and settlement costs	—	—	66	—	—	—	66
Tax adjustments	—	—	—	—	140	—	140
Total notable items	$—	$—	$66	$(140)	$140	$(203)	$66

ASIA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(79)	$—	$(28)	$(79)
Total notable items	$—	$—	$—	$(79)	$—	$(28)	$(79)

LATIN AMERICA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(2)	$—	$(9)	$(2)
Total notable items	$—	$—	$—	$(2)	$—	$(9)	$(2)

EMEA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(6)	$—	$(31)	$(6)
Total notable items	$—	$—	$—	$(6)	$—	$(31)	$(6)

METLIFE HOLDINGS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(53)	$—	$(135)	$(53)
Total notable items	$—	$—	$—	$(53)	$—	$(135)	$(53)

CORPORATE & OTHER
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021
Litigation reserves and settlement costs	$—	$—	$66	$—	$—	$—	$66
Tax adjustments	—	—	—	—	140	—	140
Total notable items	$—	$—	$66	$—	$140	$—	$206

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Total MetLife, Inc.'s stockholders' equity	$74,558	$65,864	$69,138	$69,050	$67,482
Less: Preferred stock	4,312	4,312	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	70,246	61,552	65,320	65,232	63,664
Less: Net unrealized investment gains (losses), net of income tax	23,730	16,712	18,608	18,658	17,671
Defined benefit plans adjustment, net of income tax	(1,863)	(1,848)	(1,836)	(1,805)	(1,598)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$48,379	$46,688	$48,548	$48,379	$47,591
Less: Goodwill, net of income tax	10,090	9,571	9,398	9,317	9,221
VODA and VOCRA, net of income tax	844	807	779	763	718
Total MetLife, Inc.'s tangible common stockholders' equity	$37,445	$36,310	$38,371	$38,299	$37,652

Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$48,379	$46,688	$48,548	$48,379	$47,591
Less: Accumulated year-to-date total notable items (2)	(203)	—	66	(74)	66
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$48,582	$46,688	$48,482	$48,453	$47,525

Unaudited (In millions, except per share data)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Book value per common share	$78.67	$70.08	$75.86	$77.24	$77.12
Less: Net unrealized investment gains (losses), net of income tax	26.58	19.02	21.61	22.09	21.41
Defined benefit plans adjustment, net of income tax	(2.09)	(2.10)	(2.13)	(2.14)	(1.94)
Book value per common share, excluding AOCI other than FCTA	$54.18	$53.16	$56.38	$57.29	$57.65
Less: Goodwill, net of income tax	11.29	10.90	10.92	11.04	11.17
VODA and VOCRA, net of income tax	0.95	0.92	0.90	0.90	0.87
Book value per common share - tangible common stockholders' equity	$41.94	$41.34	$44.56	$45.35	$45.61

Common shares outstanding, end of period	892.9	878.3	861.1	844.5	825.5

	For the Three Months Ended (1)					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021

Return on MetLife, Inc.'s:
Common stockholders' equity	0.7%	1.8%	21.2%	9.3%	7.3%	7.6%	9.7%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	10.6%	11.9%	13.2%	12.6%	11.4%	8.3%	12.2%
Common stockholders' equity, excluding AOCI other than FCTA	15.2%	16.5%	17.5%	17.0%	15.3%	11.9%	16.6%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	15.2%	16.5%	17.0%	18.2%	14.2%	12.3%	16.5%
Tangible common stockholders' equity (3)	19.4%	21.5%	22.6%	21.7%	19.6%	15.0%	21.4%

Average common stockholders' equity	$69,625	$65,899	$63,436	$65,276	$64,448	$67,869	$65,203
Average common stockholders' equity, excluding AOCI other than FCTA	$48,234	$47,534	$47,618	$48,464	$47,985	$47,251	$47,917
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$48,437	$47,534	$47,585	$48,468	$47,989	$47,332	$47,905
Average tangible common stockholders' equity	$38,130	$36,878	$37,341	$38,335	$37,976	$37,703	$37,615

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

(3)Adjusted earnings available to common shareholders used to calculate the adjusted return on tangible common stockholders' equity excludes the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021 of $8 million, $20 million, $20 million, $20 million and $19 million, respectively, and for the year ended December 31, 2020 and 2021 of $33 million and $79 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
U.S. (1)	$10,578	$6,392	$6,136	$6,408	$10,100
ASIA	2,025	2,038	1,962	2,036	2,022
LATIN AMERICA	851	833	877	946	962
EMEA	687	645	712	650	621
METLIFE HOLDINGS (1)	1,264	1,163	1,181	1,141	1,206
CORPORATE & OTHER (1)	112	144	90	124	99
Adjusted premiums, fees and other revenues, on a constant currency basis	$15,517	$11,215	$10,958	$11,305	$15,010
Adjusted premiums, fees and other revenues	$15,700	$11,413	$11,122	$11,419	$15,010

ASIA (including operating joint ventures) (2), (3)	$2,320	$2,383	$2,241	$2,359	$2,342

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
U.S. (1)	$1,058	$911	$898	$886	$937
ASIA	877	847	803	787	846
LATIN AMERICA	340	319	322	348	360
EMEA	334	331	334	298	318
METLIFE HOLDINGS (1)	244	253	244	255	240
CORPORATE & OTHER (1)	235	107	34	137	284
Adjusted other expenses on a constant currency basis	$3,088	$2,768	$2,635	$2,711	$2,985
Adjusted other expenses	$3,175	$2,854	$2,700	$2,760	$2,985

ASIA (including operating joint ventures) (2), (3)	$986	$962	$896	$887	$948

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
U.S. (1)	$1,021	$784	$902	$895	$640
ASIA	486	608	511	567	586
LATIN AMERICA	12	29	86	26	125
EMEA	76	64	87	89	42
METLIFE HOLDINGS (1)	426	618	536	606	482
CORPORATE & OTHER (1)	(198)	(171)	(60)	(131)	(37)
Adjusted earnings available to common shareholders on a constant currency basis	$1,823	$1,932	$2,062	$2,052	$1,838
Adjusted earnings available to common shareholders	$1,838	$1,965	$2,089	$2,062	$1,838

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 18 for operating joint ventures.
(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	adjusted tangible return on equity	(xiv)	return on equity
(xv)	investment portfolio gains (losses)	(xv)	net investment gains (losses)
(xvi)	derivative gains (losses)	(xvi)	net derivative gains (losses)
(xvii)	adjusted capitalization of DAC	(xvii)	capitalization of DAC
(xviii)	total MetLife, Inc.’s tangible common stockholders’ equity	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xix)	total MetLife, Inc.’s stockholders’ equity
(xx)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xx)	total MetLife, Inc.’s stockholders’ equity
(xxi)	book value per common share, excluding AOCI other than FCTA	(xxi)	book value per common share
(xxii)	book value per common share - tangible common stockholders' equity	(xxii)	book value per common share
(xxiii)	adjusted other expenses	(xxiii)	other expenses
(xxiv)	adjusted other expenses, net of adjusted capitalization of DAC	(xxiv)	other expenses, net of capitalization of DAC
(xxv)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxv)	other expenses, net of capitalization of DAC
(xxvi)	adjusted expense ratio	(xxvi)	expense ratio
(xxvii)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxvii)	expense ratio
(xxviii)	direct expenses	(xxviii)	other expenses
(xxix)	direct expenses, excluding total notable items related to direct expenses	(xxix)	other expenses
(xxx)	direct expense ratio	(xxx)	expense ratio
(xxxi)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxxi)	expense ratio

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•	Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);
•	Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and
•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•	Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits ("PBC hedge adjustments"), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iv) benefits and hedging costs related to GMIBs (“GMIB costs”), and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);
•	Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-linked contract costs”);
•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•	Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), defined benefit plans adjustment components of AOCI and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).
•	Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.
•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses.

•	Total MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.
•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio which are actively managed and stated at estimated fair value. Asia GA AUM is comprised of Asia GA total investments and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s Asia GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements